UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Western Asset

Core Bond

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Core Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

February 9, 2011

Western Asset Core Bond Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Western Asset Core Bond Portfolio

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July,

Western Asset Core Bond Portfolio	V

as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on

November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset Core Bond Portfolio 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average effective durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective duration for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as measured by Western Asset Management Company (“Western Asset”), the Fund’s adviser. (Generally, this range is three to seven years.)

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determine to be of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period. Investor risk

2	Western Asset Core Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively. All told, the Barclays Capital U.S. Aggregate Indexiii (the “Index”) returned 6.54% for the twelve months ended December 31, 2010.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced our exposure to U.S. Treasuries as we found what we believed to be more attractive opportunities elsewhere. We increased the Fund’s allocation to the investment grade corporate bond sector, further increasing our overweight position versus the Index. We also added to our exposure in the agency mortgage-backed securities (“MBS”) sector, reducing our underweight during the reporting period.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage our durationiv and yield curvev exposure. Credit default swaps were utilized to manage and hedge our credit exposure. Finally, total return swaps were used to gain exposure to specific portions of the fixed-income market. Overall, the use of these derivative instruments detracted from performance during the twelve-month reporting period.

Performance review

For the twelve months ended December 31, 2010, Class I shares of Western Asset Core Bond Portfolio, returned 12.20%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 6.54% over the same time frame. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 7.73% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 567 funds in the Fund’s Lipper category.

Western Asset Core Bond Portfolio 2010 Annual Report	3

Performance Snapshot as of December 31, 2010 (unaudited)
	6 months	12 months
Western Asset Core Bond Portfolio:
Class IS1	3.69%	12.25%
Class I1	3.67%	12.20%
Class FI1	3.53%	11.91%
Barclays Capital U.S. Aggregate Index	1.15%	6.54%
Lipper Intermediate Investment Grade Debt Funds Category Average[2]	2.25%	7.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class IS, Class I and Class FI shares were 3.37%, 3.38% and 3.11%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class IS, Class I and Class FI shares were 0.44%, 0.49% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses to average net assets will not exceed 0.50% for Class IS shares and 0.75% for Class FI shares. This expense limitation arrangement cannot be terminated prior to April 30, 2011 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency MBS. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

An overweight to the investment grade corporate bond market also enhanced results. The asset class performed well given generally better-than-expected corporate profits and overall robust investor demand. In particular, our Financials holdings Citigroup Inc., General Electric Capital Corp. and American International Group Inc. produced the best results. Additionally, CVS Corp., Delta Air Lines Inc. and Time Warner Cable Inc. were beneficial for performance.

[1]

Class IS, Class I and Class FI shares were formerly known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Fund share classes were renamed in April 2010.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 580 funds for the six-month period and among the 567 funds for the twelve-month period in the Fund’s Lipper category.

4	Western Asset Core Bond Portfolio 2010 Annual Report

Fund overview (cont’d)

We tactically adjusted the Fund’s duration during the reporting period. Overall, the portfolio’s duration was longer than that of the benchmark, which enhanced results as interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was yield curve positioning. In expectation of a flattening yield curve in the U.S., we maintained an overweight to longer-term securities. This positioning was not rewarded as the curve steepened during the fourth quarter, with long-term yields rising more than their short-term counterparts.

Elsewhere, our exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)vi slightly detracted from results given modest inflation in the U.S. during the reporting period.

Thank you for your investment in Western Asset Core Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 32 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Corporate Bonds & Notes (36.7%), Mortgage-Backed Securities (28.9%), Collateralized Mortgage Obligations (24.0%), Short-Term Investments (6.4%) and U.S. Government & Agency Obligations (4.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Core Bond Portfolio 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and does not include derivatives such as futures contracts, options written and swaps. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Core Bond Portfolio 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS4	3.69%	$1,000.00	$1,036.90	0.44%	$2.26	Class IS4	5.00%	$1,000.00	$1,022.99	0.44%	$2.24
Class I4	3.67	1,000.00	1,036.70	0.50	2.57	Class I4	5.00	1,000.00	1,022.68	0.50	2.55
Class FI4	3.53	1,000.00	1,035.30	0.75	3.85	Class FI4	5.00	1,000.00	1,021.42	0.75	3.82

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Core Bond Portfolio 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
	Class IS‡	Class I‡	Class FI‡
Twelve Months Ended 12/31/10	12.25%	12.20%	11.91%
Five Years Ended 12/31/10	N/A	5.99	5.72
Ten Years Ended 12/31/10	N/A	6.30	6.01
Inception* through 12/31/10	11.51	7.68	6.30

Cumulative total returns[1]
Class IS‡ (Inception date of 8/29/08 through 12/31/10)	29.04%
Class I‡ (12/31/00 through 12/31/10)	84.25
Class FI‡ (12/31/00 through 12/31/10)	79.25

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class IS, I and FI are August 29, 2008, September 4, 1990 and July 22, 1999, respectively.

‡	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8	Western Asset Core Bond Portfolio 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Core Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

August 29, 2008 - December 2010

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† — December 2000 - December 2010

Western Asset Core Bond Portfolio 2010 Annual Report	9

Value of $1,000,000 invested in

Class FI Shares of Western Asset Core Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† — December 2000 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Core Bond Portfolio on August 29, 2008 (commencement of operations), December 31, 2000 and December 31, 2000, respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgate- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

10	Western Asset Core Bond Portfolio 2010 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital U.S. Aggregate Index
CMBS	— Commercial Mortgage Backed Securities
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WACP	— Western Asset Core Bond Portfolio

Western Asset Core Bond Portfolio 2010 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BAI	— Barclays Capital U.S. Aggregate Index
CMBS	— Commercial Mortgage Backed Securities
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WACP	— Western Asset Core Bond Portfolio

12	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 36.7%
Consumer Discretionary — 3.2%
Automobiles — 0.0%
Motors Liquidation Co.	9.450%	11/1/11	$160,000	$52,400	(a)
Motors Liquidation Co.	8.100%	6/15/24	23,000	7,763	(a)
Motors Liquidation Co., Debentures	9.400%	7/15/21	43,000	13,975	(a)
Motors Liquidation Co., step bond	0.000%	3/15/36	567,000	99,225	(a)
Total Automobiles				173,363
Hotels, Restaurants & Leisure — 0.2%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,777,471
Media — 2.1%
CBS Corp.	7.625%	1/15/16	2,750,000	3,206,533
Comcast Corp., Notes	6.500%	1/15/15	1,200,000	1,366,474
Comcast Corp., Notes	6.450%	3/15/37	540,000	576,971
Comcast Corp., Senior Notes	6.500%	1/15/17	1,500,000	1,729,158
Comcast Corp., Senior Notes	5.650%	6/15/35	7,670,000	7,451,144
Comcast Corp., Senior Notes	6.950%	8/15/37	290,000	328,010
Comcast Corp., Senior Notes	6.400%	3/1/40	1,340,000	1,436,299
News America Inc., Senior Notes	6.200%	12/15/34	105,000	110,248
News America Inc., Senior Notes	6.650%	11/15/37	700,000	775,314
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	4,690,000	5,962,833
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	6,470,000	7,185,789
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,180,000	1,501,512
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,940,000	2,409,816
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	2,350,000	2,595,514
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	4,470,000	4,422,439
Viacom Inc.	6.250%	4/30/16	3,400,000	3,869,299
Total Media				44,927,353
Multiline Retail — 0.2%
Target Corp.	4.000%	6/15/13	4,445,000	4,747,264
Specialty Retail — 0.7%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,507,224
Home Depot Inc.	5.250%	12/16/13	2,740,000	3,007,276
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,762,571
Total Specialty Retail				14,277,071
Total Consumer Discretionary				68,902,522

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	13

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Consumer Staples — 2.1%
Beverages — 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	$6,620,000	$7,173,352
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,960,000	2,071,587
Diageo Finance BV	3.250%	1/15/15	4,990,000	5,141,706
Total Beverages				14,386,645
Food & Staples Retailing — 0.6%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	2,805,230	2,991,076	(b)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	10,621,895	10,893,709
Total Food & Staples Retailing				13,884,785
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	7,110,000	7,652,273
Tobacco — 0.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,680,000	4,802,547
Reynolds American Inc., Senior Notes	7.250%	6/1/12	4,535,000	4,849,480
Total Tobacco				9,652,027
Total Consumer Staples				45,575,730
Energy — 3.8%
Energy Equipment & Services — 0.1%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	3,400,000	3,321,059
Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	12,763,000	13,711,150
Apache Corp., Senior Notes	5.100%	9/1/40	4,350,000	4,226,621
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	7,010,000	7,005,184
Conoco Funding Co.	7.250%	10/15/31	350,000	432,752
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,780,000	3,416,601
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,610,000	4,246,133
Gazprom, Loan Participation Notes	6.212%	11/22/16	850,000	901,000	(b)
Hess Corp., Notes	7.875%	10/1/29	2,340,000	2,936,747
Hess Corp., Notes	7.300%	8/15/31	1,915,000	2,296,686
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	4,650,000	4,960,592
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,180,000	3,454,971
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,199,000	13,429,903
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,720,000	2,992,063
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	2,428,000	2,519,215
Shell International Finance BV, Senior Notes	4.375%	3/25/20	4,270,000	4,478,619
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,110,000	1,305,598
Williams Cos. Inc., Debentures	7.500%	1/15/31	4,178,000	4,692,111

See Notes to Financial Statements.

14	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$2,399,000	$2,935,028
Total Oil, Gas & Consumable Fuels				79,940,974
Total Energy				83,262,033
Financials — 17.4%
Capital Markets — 2.5%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	770,000	652,575	(c)(d)
Goldman Sachs Group Inc.	5.625%	1/15/17	9,935,000	10,505,646
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	710,000	750,799
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	310,000	324,377
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	1,110,000	1,145,525
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	1,760,000	1,882,366
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	540,000	575,248
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,600,000	1,731,549
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	12,240,000	12,648,339
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,960,000	791,800	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	20,280,000	5,424,900	(a)(b)(e)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	30,520,000	0	(a)(b)(e)(f)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	1,300,000	130	(a)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	29,990,000	2,999	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	11,920,000	1,192	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,510,000	3,168,393
Morgan Stanley, Medium-Term Notes	0.739%	10/18/16	4,040,000	3,731,255	(c)
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,630,000	2,657,021
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	3,070,000	3,143,763
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	5,350,000	5,513,828
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	1,210,000	1,230,981
Total Capital Markets				55,882,686
Commercial Banks — 5.6%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	500,000	355,100	(c)(d)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	4,280,000	4,462,285	(b)
Bank One Corp., Subordinated Notes	5.900%	11/15/11	2,000,000	2,085,658
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	1,750,000	1,890,144
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,750,000	4,872,564	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	4,450,000	4,616,443	(b)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	1,490,000	1,559,611	(b)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	15

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	$9,970,000	$10,244,175	(b)(c)(d)
Glitnir Banki HF, Notes	6.330%	7/28/11	6,080,000	1,808,800	(a)(b)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	8,920,000	2,653,700	(a)(b)(e)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	1,600,000	0	(a)(b)(d)(e)(f)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	11,830,000	0	(a)(b)(e)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	3,105,000	2,530,575	(b)(c)(d)
HBOS Treasury Services PLC	5.250%	2/21/17	2,500,000	2,592,628	(b)
HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	1,630,000	1,539,220	(b)(c)(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	700,000	676,717	(b)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	17,170,000	1,888,700	(a)(b)(e)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	3,810,000	3,809,131	(b)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	950,000	937,997	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	7,003,000	9,051,378	(b)(c)(d)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	13,670,000	13,567,612	(b)(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	1.000%	9/29/17	3,700,000	2,460,500	(c)(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	9,060,000	9,117,558
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	1,700,000	1,738,971
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	5,170,000	5,082,275
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	6,700,000	6,347,982	(b)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	5,310,000	5,404,486	(b)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	3,210,000	2,937,150	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	5,310,000	4,606,425	(c)(d)
Wachovia Corp., Senior Notes	5.750%	6/15/17	11,100,000	12,288,188
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	1,890,000	1,824,349
Total Commercial Banks				122,950,322
Consumer Finance — 1.3%
Ally Financial Inc., Debentures	0.000%	6/15/15	220,000	162,250
Ally Financial Inc., Senior Notes	7.250%	3/2/11	519,000	521,595
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,000,000	990,000	(c)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	3,190,000	3,439,407
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	3,170,000	2,559,775

See Notes to Financial Statements.

16	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
Capital One Financial Corp.	6.150%	9/1/16	$3,170,000	$3,431,909
HSBC Finance Corp.	7.000%	5/15/12	700,000	751,061
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	3,720,000	3,758,245	(b)
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	440,000	477,033
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	15,025,000	11,789,381
Total Consumer Finance				27,880,656
Diversified Financial Services — 6.0%
Air 2 US, Notes	8.027%	10/1/19	6,027,335	5,997,198	(b)
Citigroup Inc., Senior Notes	6.000%	12/13/13	8,800,000	9,616,068
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,170,000	2,398,299
Citigroup Inc., Senior Notes	5.500%	10/15/14	860,000	926,604
Citigroup Inc., Senior Notes	6.010%	1/15/15	9,460,000	10,377,866
Citigroup Inc., Senior Notes	5.875%	5/29/37	9,500,000	9,293,755
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,610,000	1,785,875
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	1,916,414
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	21,370,000	21,956,307
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	6,050,000	5,954,150
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	700,000	808,962
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	17,840,000	17,661,600	(c)
ILFC E-Capital Trust I	5.900%	12/21/65	10,600,000	8,024,836	(b)(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,160,000	3,244,800	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	2,160,000	2,289,600	(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	4,530,000	4,835,775	(b)
JP Morgan and Co. Inc.	4.854%	2/15/12	2,000,000	2,014,180	(c)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	2,280,000	2,226,762
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	4,085,010
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,855,000	4,229,452
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,141,000	1,149,771	(c)(d)
Patrons’ Legacy	5.775%	12/23/63	5,800,000	5,596,420	(b)(f)
PHH Corp.	7.125%	3/1/13	3,410,000	3,401,475
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	1,360,000	1,445,000	(b)
Total Diversified Financial Services				131,236,179
Insurance — 0.9%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	9,690,000	8,569,361
ASIF Global Financing XIX	4.900%	1/17/13	1,210,000	1,246,300	(b)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	17

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Insurance —continued
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	$6,430,000	$6,044,200
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	3,140,000	3,673,807	(b)
Total Insurance				19,533,668
Real Estate Investment Trusts (REITs) — 0.2%
Health Care Property Investors Inc.	6.450%	6/25/12	3,550,000	3,745,080
Thrifts & Mortgage Finance — 0.9%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	18,400,000	18,868,942
Total Financials				380,097,533
Health Care — 1.3%
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,900,000	3,010,710
Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.	5.625%	9/15/12	3,520,000	3,759,923
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,363,513
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,830,000	1,745,855
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	1,000,000	1,014,532
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,750,000	1,742,410
WellPoint Inc., Notes	5.875%	6/15/17	900,000	1,006,021
WellPoint Inc., Notes	7.000%	2/15/19	2,780,000	3,272,438
Total Health Care Providers & Services				15,904,692
Pharmaceuticals — 0.4%
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	2,989,226
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	2,330,000	2,709,415	(b)
Wyeth, Notes	5.950%	4/1/37	2,750,000	3,043,224
Total Pharmaceuticals				8,741,865
Total Health Care				27,657,267
Industrials — 4.6%
Aerospace & Defense — 0.7%
Boeing Co., Senior Notes	4.875%	2/15/20	5,210,000	5,608,513
Raytheon Co., Senior Notes	3.125%	10/15/20	1,450,000	1,337,029
Systems 2001 Asset Trust	6.664%	9/15/13	7,452,745	8,176,407	(b)
Total Aerospace & Defense				15,121,949
Air Freight & Logistics — 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,850,000	4,505,640
Airlines — 1.9%
Continental Airlines Inc.	6.820%	5/1/18	548,237	570,166
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	2,249,389	2,389,976

See Notes to Financial Statements.

18	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	$2,744,287	$2,908,944
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	2,721,737	2,878,237
Delta Air Lines Inc., Pass-Through Certificates	7.111%	3/18/13	15,600,000	16,107,000
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	4,231,234	4,548,577
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,649,781
US Airways Pass-Through Trust	6.850%	1/30/18	8,509,856	8,517,430
Total Airlines				40,570,111
Building Products — 0.3%
Masco Corp.	7.125%	8/15/13	3,320,000	3,563,997
Masco Corp.	6.125%	10/3/16	4,120,000	4,210,516
Total Building Products				7,774,513
Commercial Services & Supplies — 0.3%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,717,987
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,530,000	2,759,051
Total Commercial Services & Supplies				6,477,038
Industrial Conglomerates — 1.2%
Tyco International Group SA, Guaranteed Notes	6.750%	2/15/11	26,549,000	26,733,117
Total Industrials				101,182,368
Information Technology — 0.3%
Communications Equipment — 0.3%
Motorola Inc.	8.000%	11/1/11	5,600,000	5,897,679
Materials — 0.8%
Chemicals — 0.0%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	680,000	710,400
Metals & Mining — 0.8%
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	1,750,000	1,869,446	(b)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	8,690,000	8,249,148
Vale Overseas Ltd., Notes	8.250%	1/17/34	775,000	963,873
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,199,000	5,718,806
Total Metals & Mining				16,801,273
Total Materials				17,511,673
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.6%
AT&T Inc.	6.300%	1/15/38	1,950,000	2,057,149
AT&T Inc., Global Notes	6.550%	2/15/39	2,410,000	2,623,174
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,661,495
BellSouth Corp., Notes	4.750%	11/15/12	440,000	469,348
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,226,481

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	19

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	$5,370,000	$6,014,325
SBC Communications Inc., Notes	5.100%	9/15/14	4,960,000	5,426,721
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	2,060,000	2,109,147
Telecom Italia Capital SA	5.250%	11/15/13	965,000	1,005,343
Telecom Italia Capital SA, Senior Notes	4.950%	9/30/14	2,570,000	2,633,076
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,475,000	3,345,525
Verizon Global Funding Corp., Notes	7.375%	9/1/12	5,000	5,520
Total Diversified Telecommunication Services				34,577,304
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,710,000	2,954,331
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,950,000	2,026,924
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	45,000	45,450
Total Wireless Telecommunication Services				5,026,705
Total Telecommunication Services				39,604,009
Utilities — 1.4%
Electric Utilities — 0.9%
Exelon Corp., Bonds	5.625%	6/15/35	185,000	176,133
FirstEnergy Corp., Notes	6.450%	11/15/11	13,000	13,529
FirstEnergy Corp., Notes	7.375%	11/15/31	9,110,000	9,603,425
Hydro-Quebec, Global Debentures	6.300%	5/11/11	570,000	581,740
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	6,540,000	6,931,236
Progress Energy Inc.	7.100%	3/1/11	1,488,000	1,503,136
Total Electric Utilities				18,809,199
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	6,174,994
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings Corp., Senior Notes	6.550%	11/15/34	9,930,000	3,525,150
Multi-Utilities — 0.1%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,050,000	2,205,892
Total Utilities				30,715,235
Total Corporate Bonds & Notes (Cost — $898,371,641)				800,406,049
Asset-Backed Securities — 2.7%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	1,530,000	1,611,634	(b)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	2,030,000	1,982,463	(b)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.541%	1/1/32	1,380,343	1,021,454	(c)(f)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.296%	7/25/32	2,002,741	1,639,247	(c)
Asset-Backed Funding Certificates, 2002-SB1 AII1	0.691%	12/25/30	966,170	905,976	(c)

See Notes to Financial Statements.

20	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Bayview Financial Acquisition Trust, 2005-B M1	0.711%	4/28/39	$610,000	$468,938	(c)
Brazos Higher Education Authority Inc., 2010-1 A2	1.502%	2/25/35	4,800,000	4,467,840	(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.881%	1/25/33	364,334	276,553	(c)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.551%	3/25/33	150,795	146,636	(c)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.661%	11/25/46	3,625,271	1,885,409	(b)(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.881%	9/25/33	467,213	392,979	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.410%	11/15/36	7,192,015	5,462,494	(c)
Countrywide Home Equity Loan Trust, 2007-GW A	0.810%	8/15/37	553,834	425,384	(c)
E-Trade RV and Marine Trust, 2004-1 A3	3.620%	10/8/18	17,106	17,126
EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	3,600,000	3,366,166	(b)(c)
Equity One ABS Inc., 2003-3 AF4	4.995%	12/25/33	4,068,582	4,015,300
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	236,768	24,437	(c)
GSAMP Trust, 2006-S4 A1	0.351%	5/25/36	1,473,521	179,186	(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	4,060,000	4,409,790	(b)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.487%	5/1/34	3,200,000	3,140,800	(c)
Lehman XS Trust, 2006-2N 1A1	0.521%	2/25/46	11,345,855	6,940,725	(c)
Lehman XS Trust, 2006-GP4 3A1A	0.331%	8/25/46	124,409	123,294	(c)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.781%	1/21/31	136,009	102,623	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.421%	10/25/36	3,037,029	1,181,875	(c)
MSCC HELOC Trust, 2005-1 A	0.451%	7/25/17	1,172,427	907,591	(c)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.041%	1/25/31	505,220	238,871	(c)
RAAC Series, 2007-SP3 A1	1.461%	9/25/47	595,491	454,431	(c)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.941%	3/25/33	120,268	86,551	(c)
Residential Asset Securities Corp., 2001-KS2 AII	0.721%	6/25/31	202,353	153,944	(c)
Residential Asset Securities Corp., 2001-KS3 AII	0.721%	9/25/31	81,989	64,860	(c)
SACO I Trust, 2005-10 1A	0.521%	6/25/36	2,472,673	948,451	(c)
SACO I Trust, 2005-8 A1	0.889%	11/25/35	641,946	484,641	(c)
SLM Student Loan Trust, 2006-5 A5	0.398%	1/25/27	6,030,000	5,687,829	(c)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	2,102,784	2,050,012
Student Loan Consolidation Center, 2002-1 A1	2.235%	3/1/42	400,000	362,880	(b)(c)
Student Loan Consolidation Center, 2002-2 A9	1.845%	7/1/42	2,300,000	2,086,560	(b)(c)
Student Loan Consolidation Center, 2002-2 A16	2.670%	7/1/42	900,000	816,480	(b)(c)
Total Asset-Backed Securities (Cost — $66,330,445)				58,531,430
Collateralized Mortgage Obligations — 24.0%
American Home Mortgage Assets, 2006-4 1A12	0.471%	10/25/46	716,287	391,030	(c)
Banc of America Commercial Mortgage Inc., 2005-5 A4	5.115%	10/10/45	10,000	10,716	(c)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	21

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Banc of America Commercial Mortgage Inc., 2006-3 A4	5.889%	7/10/44	$15,400,000	$16,448,443	(c)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	3,710,000	3,901,787
Banc of America Funding Corp., 2005-E 8A1	3.093%	6/20/35	10,028,564	5,681,302	(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.398%	11/25/34	10,467,640	10,418,369	(c)
Bear Stearns Commercial Mortgage Securities, 2007-PW15 A4	5.331%	2/11/44	5,220,000	5,359,852
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.431%	11/25/36	6,336,639	3,778,810	(c)
Citigroup Mortgage Loan Trust Inc., 2005-5 3A2A	2.707%	9/25/35	3,667,637	2,395,051	(c)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.661%	5/25/35	1,337,206	1,266,408	(b)(c)
Commercial Mortgage Asset Trust, 1999-C1 A3	6.640%	1/17/32	293,626	293,975
Countrywide Alternative Loan Trust, 2005-14 2A1	0.471%	5/25/35	5,609,388	3,712,511	(c)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.521%	6/25/35	7,031,824	4,434,943	(c)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.501%	5/25/35	15,375,606	9,323,429	(c)
Countrywide Alternative Loan Trust, 2005-38 A3	0.611%	9/25/35	4,619,993	2,898,537	(c)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.551%	11/25/35	658,598	375,354	(c)
Countrywide Alternative Loan Trust, 2005-85CB 2A5	1.361%	2/25/36	7,994,808	5,151,470	(c)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.471%	5/20/46	1,052,547	586,517	(c)
Countrywide Alternative Loan Trust, 2006-OA7 3A1	0.471%	6/25/46	8,422,873	3,768,031	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.551%	4/25/35	8,018,738	5,205,893	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.561%	5/25/35	8,006,034	5,206,988	(c)
Countrywide Home Loans, 2005-09 2A1	0.481%	5/25/35	4,558,217	2,761,076	(c)
Countrywide Home Loans, 2005-R3 AF	0.661%	9/25/35	1,396,038	1,193,029	(b)(c)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.539%	2/15/39	4,180,000	4,497,940	(c)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	13,000,000	13,540,069
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.711%	6/25/34	1,241,175	1,046,173	(c)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.200%	6/26/35	12,130,000	11,150,672	(b)(c)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.551%	10/19/45	2,703,498	1,761,291	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	900,000	880,331
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1	1.245%	4/25/20	10,061,329	759,130	(c)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1	1.688%	6/25/20	14,149,789	1,465,871	(c)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	6,500,000	6,154,192

See Notes to Financial Statements.

22	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
FFCA Secured Lending Corp., 1999-1A IO	0.860%	11/18/11	$388,634	$3,244	(b)(c)(e)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.631%	2/25/37	3,411,644	1,760,074	(c)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	1,330,000	1,369,373
GMAC Mortgage Corp. Loan Trust, 2004-AR2 3A	3.424%	8/19/34	17,772,449	16,932,825	(c)
Government National Mortgage Association (GNMA), 2005-13 SD	6.539%	2/20/35	1,813,344	282,094	(c)
Government National Mortgage Association (GNMA), 2005-66 S	5.989%	8/16/35	24,808,679	3,255,787	(c)
Government National Mortgage Association (GNMA), 2005-81 SD	6.039%	12/20/34	3,278,187	352,629	(c)
Government National Mortgage Association (GNMA), 2005-82 NS	6.039%	7/20/34	1,952,404	257,233	(c)
Government National Mortgage Association (GNMA), 2006-47 SA	6.539%	8/16/36	4,806,559	892,211	(c)
Government National Mortgage Association (GNMA), 2008-60 SH	5.889%	7/16/38	1,742,142	209,844	(c)
Government National Mortgage Association (GNMA), 2009-10 ST	6.189%	3/16/34	1,991,530	225,652	(c)
Government National Mortgage Association (GNMA), 2009-106 CM	6.339%	1/16/34	905,910	113,455	(c)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	3,000,000	3,050,428
Government National Mortgage Association (GNMA), 2009-35 SP	6.139%	5/16/37	4,454,521	583,374	(c)
Government National Mortgage Association (GNMA), 2009-61 WQ	5.989%	11/16/35	4,976,005	675,286	(c)
Government National Mortgage Association (GNMA), 2009-87 KI	6.039%	9/20/35	2,177,094	261,848	(c)
Government National Mortgage Association (GNMA), 2009-87 SI	6.489%	2/20/35	2,519,818	374,272	(c)
Government National Mortgage Association (GNMA), 2009-87 TS	5.839%	7/20/35	4,571,505	614,114	(c)
Government National Mortgage Association (GNMA), 2010-14 SA	7.739%	12/20/32	2,402,131	343,129	(c)
Government National Mortgage Association (GNMA), 2010-14 SC	4.543%	8/20/35	3,939,827	526,027	(c)
Government National Mortgage Association (GNMA), 2010-14 SH	5.739%	2/16/40	2,455,202	374,169	(c)
Government National Mortgage Association (GNMA), 2010-42 PC	5.000%	7/20/39	5,000,000	5,129,429
Government National Mortgage Association (GNMA), 2010-47 VS	5.989%	11/16/37	3,583,300	468,543	(c)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	23

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-47 XN	6.289%	4/16/34	$3,997,943	$346,066	(c)
Government National Mortgage Association (GNMA), 2010-59 LB	4.500%	10/20/39	2,900,000	2,942,327
Government National Mortgage Association (GNMA), 2010-59 PB	4.500%	7/20/39	6,700,000	6,893,328
Government National Mortgage Association (GNMA), 2010-86 PB	4.500%	10/20/39	17,505,000	17,749,051
Government National Mortgage Association (GNMA), 2010-87 SK	6.239%	7/16/40	6,716,195	924,970	(c)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.481%	6/25/45	5,284,204	3,524,501	(c)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.521%	10/25/45	1,007,716	671,527	(c)
Greenpoint Mortgage Funding Trust, 2006-AR4 A1A	0.361%	9/25/46	3,154,797	3,110,380	(c)
Greenpoint Mortgage Funding Trust, 2006-AR5 A1A	0.341%	10/25/46	8,124,865	7,418,928	(c)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	7,650,000	8,083,369
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	10,708,568	11,158,327
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.611%	3/25/35	11,970,334	10,058,492	(b)(c)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	3,379,901	3,426,662
Harborview Mortgage Loan Trust, 2005-7 1A1	3.504%	6/19/45	5,326,396	3,236,185	(c)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.601%	6/20/35	782,688	644,574	(c)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.411%	1/25/47	548,471	349,465	(c)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.261%	11/25/47	29,401,741	20,855,978	(c)
IMPAC Secured Assets Corp., 2005-2 A1	0.581%	3/25/36	946,392	510,108	(c)
Impac Secured Assets Corp., 2006-2 2A1	0.611%	8/25/36	2,260,822	2,040,883	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.944%	11/25/37	4,889,407	3,929,083	(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.056%	9/25/35	5,328,964	4,431,109	(c)

See Notes to Financial Statements.

24	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	$4,530,000	$4,825,019	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD12 A4	5.882%	2/15/51	5,000,000	5,293,772	(c)
JPMorgan Mortgage Trust, 2007-A2 4A2	5.934%	4/25/37	11,550,000	9,334,641	(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	0.905%	3/15/36	13,741,052	29,697	(b)(c)(e)
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	13,085,043	13,609,527
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	9,730,000	10,378,122
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	2,650,000	2,784,276	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	3,800,000	3,998,455	(c)
Luminent Mortgage Trust, 2007-2 2A1	0.491%	5/25/37	268,947	150,976	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.572%	12/25/34	126,119	93,848	(c)
MASTR Adjustable Rate Mortgages Trust, 2007-3 22A2	0.471%	6/25/47	25,130,665	18,476,241	(c)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	802,133	803,645	(b)
Medallion Trust, 2003-1G A	0.494%	12/21/33	936,112	921,790	(c)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,971,478	2,159,521	(c)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.531%	4/25/35	515,772	379,415	(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	3.793%	3/25/36	1,479,294	948,489	(c)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.826%	6/12/50	1,130,000	1,203,424	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	1,210,000	1,235,619
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	160,000	163,133	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	250,000	269,058	(c)
MLCC Mortgage Investors Inc., 2003-B A1	0.601%	4/25/28	1,552,339	1,456,384	(c)
MLCC Mortgage Investors Inc., 2006-1 1A	2.177%	2/25/36	458,416	380,459	(c)
Morgan Stanley Capital I, 2007-HQ13 A3	5.569%	12/15/44	880,000	903,543
Morgan Stanley Capital I, 2007-IQ15 A4	5.879%	6/11/49	3,010,000	3,223,043	(c)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.660%	7/25/35	2,541,188	1,857,736	(c)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	350,000	340,297
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	179,462	174,747

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	25

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	$15,808,165	$15,390,703	(b)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	6,692,456	6,639,532	(b)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	36,063,293	30,317,761	(b)
Residential Accredit Loans Inc., 2006-QO1O A1	0.421%	1/25/37	12,591,259	7,455,914	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	7,724,926	5,117,007
Residential Asset Mortgage Products Inc., 2005-SL2 A4	7.500%	2/25/32	2,515,168	2,591,285
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	20,626,099	21,225,370
Structured ARM Loan Trust, 2005-19XS 1A1	0.581%	10/25/35	1,100,773	743,323	(c)
Structured Asset Mortgage Investments Inc., 2002-AR5 A1	0.711%	5/19/33	988,253	896,939	(c)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.451%	7/25/46	13,356,716	7,391,286	(c)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	12,345,089	12,531,599
Structured Mortgage Asset Residential Trust, 1991-8 E	0.015%	1/25/23	198,000	84	(c)(e)
Wachovia Bank Commercial Mortgage Trust, 2005-C20 A7	5.118%	7/15/42	2,240,000	2,404,949	(c)
WaMu Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	1,996,785	2,022,087
Washington Mutual Inc., 2005-AR4 A5	2.723%	4/25/35	2,500,000	2,079,248	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR7 2A	1.322%	7/25/46	1,145,354	738,105	(c)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.601%	1/25/45	754,942	610,978	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.531%	12/25/45	13,514,224	11,618,732	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.551%	12/26/45	14,583,882	11,266,880	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.092%	6/25/47	14,934,241	9,915,559	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	3.287%	4/25/36	2,200,000	1,725,464	(c)
Total Collateralized Mortgage Obligations (Cost — $585,928,428)				524,257,225
Mortgage-Backed Securities — 28.9%
FHLMC — 3.5%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-5/1/29	429,133	467,419
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	17,397,346	18,671,686
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	58,266	66,191
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-8/1/33	8,607,398	9,154,492

See Notes to Financial Statements.

26	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	$1,539,816	$1,751,387
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32	23,140	26,019
Federal Home Loan Mortgage Corp. (FHLMC)	2.772%	10/1/35	1,461,153	1,526,775	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.915%	8/1/37	8,337,267	8,833,116	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	1/13/41	800,000	794,125	(h)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	1/13/41	32,400,000	34,526,250	(h)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	34,369	7,714
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	6,712	6,221
Total FHLMC				75,831,395
FNMA — 17.7%
Federal National Mortgage Association (FNMA)	7.000%	5/1/11-2/1/33	5,485,500	6,243,505
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	4,895	4,940
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-3/1/38	6,249,755	6,494,981
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-9/1/20	3,032,509	3,146,703
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-1/1/21	31,326,275	33,527,654
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	305,055	348,719
Federal National Mortgage Association (FNMA)	6.000%	1/1/26-12/1/39	60,334,889	65,779,937
Federal National Mortgage Association (FNMA)	3.500%	1/19/26-1/13/41	17,670,000	17,485,419	(h)
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-8/1/33	2,472,260	2,779,746
Federal National Mortgage Association (FNMA)	5.500%	11/1/33-11/1/35	41,567,340	44,757,088
Federal National Mortgage Association (FNMA)	3.046%	6/1/35	4,198,080	4,414,707	(c)
Federal National Mortgage Association (FNMA)	4.569%	7/1/35	1,935,096	2,027,366	(c)
Federal National Mortgage Association (FNMA)	2.844%	8/1/35	747,110	781,729	(c)
Federal National Mortgage Association (FNMA)	2.851%	9/1/35	1,255,425	1,312,905	(c)
Federal National Mortgage Association (FNMA)	2.926%	9/1/35	2,642,569	2,768,056	(c)
Federal National Mortgage Association (FNMA)	2.300%	10/1/35-11/1/35	9,147,918	9,386,288	(c)
Federal National Mortgage Association (FNMA)	2.748%	10/1/35	1,045,337	1,095,191	(c)
Federal National Mortgage Association (FNMA)	2.775%	10/1/35	822,186	861,389	(c)
Federal National Mortgage Association (FNMA)	2.785%	10/1/35	1,130,287	1,180,098	(c)
Federal National Mortgage Association (FNMA)	3.476%	10/1/35	1,020,642	1,064,499	(c)
Federal National Mortgage Association (FNMA)	2.267%	11/1/35	2,961,996	3,038,414	(c)
Federal National Mortgage Association (FNMA)	2.273%	11/1/35	2,865,472	2,936,585	(c)
Federal National Mortgage Association (FNMA)	2.292%	11/1/35	2,890,563	2,964,487	(c)
Federal National Mortgage Association (FNMA)	2.326%	11/1/35	2,389,847	2,454,968	(c)
Federal National Mortgage Association (FNMA)	5.527%	2/1/37	16,380,923	17,340,332	(c)
Federal National Mortgage Association (FNMA)	4.000%	1/13/41-2/10/41	33,800,000	33,552,942	(h)
Federal National Mortgage Association (FNMA)	4.500%	1/13/41	32,700,000	33,563,476	(h)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	27

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	5.000%	1/13/41	$1,300,000	$1,366,625	(h)
Federal National Mortgage Association (FNMA)	5.500%	1/13/41-2/10/41	14,200,000	15,169,660	(h)
Federal National Mortgage Association (FNMA)	6.000%	1/13/41-2/10/41	38,300,000	41,604,812	(h)
Federal National Mortgage Association (FNMA)	6.500%	1/13/41	24,000,000	26,670,000	(h)
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	6,109	1,123
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	4	78
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	219	5,083
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	38,495	36,051
Total FNMA				386,165,556
GNMA — 7.7%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	69,922	77,968
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	127,435	147,180
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	184,412	210,877
Government National Mortgage Association (GNMA)	6.500%	10/15/23-3/15/33	6,049,992	6,867,188
Government National Mortgage Association (GNMA)	6.000%	3/15/26-8/15/35	12,150,674	13,460,725
Government National Mortgage Association (GNMA)	5.500%	1/15/33	94,357	102,510
Government National Mortgage Association (GNMA)	6.500%	8/15/28-8/15/34	22,066,121	25,983,216
Government National Mortgage Association (GNMA)	6.000%	2/15/32-4/15/35	1,431,542	1,585,098
Government National Mortgage Association (GNMA)	4.500%	3/15/40	5,008,921	5,207,157
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	14,755,278	15,695,201
Government National Mortgage Association (GNMA)	4.000%	1/20/41	45,500,000	45,764,887	(h)
Government National Mortgage Association (GNMA)	4.500%	1/20/41	43,700,000	45,366,062	(h)

See Notes to Financial Statements.

28	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	6.000%	1/20/41	$7,100,000	$7,786,078	(h)
Government National Mortgage Association (GNMA) II	5.500%	1/20/41	900,000	968,351	(h)
Total GNMA				169,222,498
Total Mortgage-Backed Securities (Cost — $613,099,978)				631,219,449
Municipal Bonds — 1.5%
California — 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	3,760,000	3,786,696
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	1,740,000	1,774,626
Total California				5,561,322
Georgia — 0.2%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	2,290,000	2,238,475
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,260,000	1,218,697
Total Georgia				3,457,172
Pennsylvania — 0.9%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.460%	5/1/46	14,100,000	12,478,500	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.334%	5/1/46	7,050,000	6,239,250	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.229%	6/1/47	400,000	353,000	(c)(f)
Total Pennsylvania				19,070,750
Texas — 0.2%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.761%	6/25/42	3,000,000	2,580,000	(c)
North Texas Higher Education Authority Inc., Student Loan Revenue	1.190%	7/1/30	2,025,000	1,958,924	(c)
Total Texas				4,538,924
Total Municipal Bonds (Cost — $32,751,487)				32,628,168
Sovereign Bonds — 0.8%
Mexico — 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	176,960
United Mexican States, Medium-Term Notes	7.500%	4/8/33	302,000	370,705
Total Mexico				547,665
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,430,000	2,442,150	(b)

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	29

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Russia — continued
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	$12,770,755	$14,769,378	(b)
Total Russia				17,211,528
Total Sovereign Bonds (Cost — $16,339,465)				17,759,193
U.S. Government & Agency Obligations — 4.6%
U.S. Government Agencies — 3.7%
Federal Home Loan Mortgage Corp. (FHLMC)	5.625%	11/23/35	12,290,000	12,625,431
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	3,315,000	4,182,764
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	27,330,000	17,256,791
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	3,135,000	3,523,035
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	2,610,000	2,788,260
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	862,651
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	5,910,000	4,547,763
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,670,000	1,331,407
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,280,000	4,943,007
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,100,000	7,864,628
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	4,920,000	3,707,190
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	820,000	609,117
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,060,000	4,002,207
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	5,990,000	4,664,269
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	310,000	226,056
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,196,111
Tennessee Valley Authority, Notes	5.250%	9/15/39	3,550,000	3,753,117
Total U.S. Government Agencies				80,083,804
U.S. Government Obligations — 0.9%
U.S. Treasury Bonds	3.875%	8/15/40	5,520,000	5,084,439
U.S. Treasury Notes	3.125%	10/31/16	7,750,000	8,084,219	(j)
U.S. Treasury Notes	2.750%	5/31/17	3,300,000	3,342,022
U.S. Treasury Notes	2.750%	2/15/19	4,103,000	4,050,108	(j)
Total U.S. Government Obligations				20,560,788
Total U.S. Government & Agency Obligations (Cost — $94,687,818)				100,644,592
U.S. Treasury Inflation Protected Securities — 3.9%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	30,015,409	33,401,507	(i)(j)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	15,283,353	16,227,818	(i)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	32,296,112	35,891,574	(i)(j)
Total U.S. Treasury Inflation Protected Securities (Cost — $75,566,582)				85,520,899

See Notes to Financial Statements.

30	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Security	Rate		Shares	Value
Convertible Preferred Stocks — 0.3%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Motors Liquidation Co., Senior Debentures, Series A	4.500%		1,606	$12,768	*
Motors Liquidation Co., Senior Debentures, Series B	5.250%		814,445	6,678,449	*
Total Consumer Discretionary				6,691,217
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%		44	77,000	*
Total Convertible Preferred Stocks (Cost — $11,122,317)				6,768,217
Preferred Stocks — 0.1%
Consumer Discretionary — 0.0%
Automobiles — 0.0%
Motors Liquidation Co.	1.500%		27,922	226,727	*
Financials — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		844,875	531,426	*(c)
Federal National Mortgage Association (FNMA)	7.000%		26,600	20,215	*(c)
Federal National Mortgage Association (FNMA)	8.250%		578,475	323,946	*(c)
Total Financials				875,587
Total Preferred Stocks (Cost — $37,106,376)				1,102,314

		Expiration Date	Contracts
Purchased Options — 0.2%
Eurodollar Mid Curve 2-Year Futures, Call @ $98.25		3/11/11	447	117,338
Interest rate swaption with Banc of America Securities LLC, Call @ 3.50%		11/6/17	13,800,000	405,358
Interest rate swaption with Banc of America Securities LLC, Put @ 6.00%		11/6/17	69,100,000	3,154,795
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 2.80%		3/16/11	29,100,000	53,134
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 2.80%		3/16/11	9,700,000	595,069
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 4.35%		3/16/11	87,300,000	188,463
Total Purchased Options (Cost — $7,111,726)				4,514,157
Total Investments before Short-Term Investments (Cost — $2,438,416,263)				2,263,351,693

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	31

Western Asset Core Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 6.4%
U.S. Government Agencies — 2.0%
Federal Home Loan Bank (FHLB), Discount Notes	0.150%	5/9/11	$3,010,000	$3,008,630	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	4/19/11	30,000,000	29,990,280	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180%	5/9/11	670,000	669,695	(i)(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	5/9/11	677,000	676,692	(i)(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.160-0.185%	5/16/11	9,582,000	9,577,401	(i)(k)
Total U.S. Government Agencies (Cost — $43,909,191)				43,922,698
U.S. Government Obligations — 4.4%
U.S. Treasury Bills	0.120%	4/14/11	32,100,000	32,087,674	(k)
U.S. Treasury Bills	0.118%	4/21/11	19,300,000	19,292,183	(k)
U.S. Treasury Bills	0.202%	6/2/11	2,000,000	1,998,708	(i)(k)
U.S. Treasury Bills	0.155%	6/9/11	10,900,000	10,892,152	(k)
U.S. Treasury Bills	0.180%	6/23/11	32,100,000	32,072,266	(k)
Total U.S. Government Obligations (Cost — $96,345,115)				96,342,983
Total Short-Term Investments (Cost — $140,254,306)				140,265,681
Total Investments — 110.1% (Cost — $2,578,670,569#)				2,403,617,374
Liabilities in Excess of Other Assets — (10.1)%				(220,980,888)
Total Net Assets — 100.0%				$2,182,636,486

*	Non-income producing security.

(a)	Securities are in default as of December 31, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Value is less than $1.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $2,582,058,918.

See Notes to Financial Statements.

32	Western Asset Core Bond Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Core Bond Portfolio

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/14/11	$98.75	269	$603,569
Eurodollar Futures, Call	3/14/11	98.88	250	484,375
Eurodollar Futures, Call	3/14/11	99.63	129	22,575
Eurodollar Futures, Put	3/14/11	99.63	129	19,350
Eurodollar Mid Curve 2-Year Futures, Call	3/11/11	98.50	447	55,875
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	122.00	165	128,906
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	122.50	165	443,437
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	121.00	133	232,750
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	124.00	53	203,719

		Strike Rate	Notional Par
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	9.50%	55,300,000	893,371
Interest rate swaption with Banc of America Securities LLC, Put	11/6/17	7.25	55,300,000	1,537,246
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	31,920,000	2,320,750
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	31,920,000	1,620,479
Interest rate swaption with Greenwich Capital Markets Inc., Call	10/2/13	4.97	57,220,000	4,448,615
Interest rate swaption with Greenwich Capital Markets Inc., Put	10/2/13	4.97	57,220,000	2,711,999
Interest rate swaption with JPMorgan Securities Inc., Call	10/3/13	4.86	25,300,000	1,839,442
Interest rate swaption with JPMorgan Securities Inc., Put	10/3/13	4.86	25,300,000	1,284,403
Total Written Options (Premiums Received — $16,826,428)				$18,850,861

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	33

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $2,578,670,569)	$2,403,617,374
Cash	9,649,419
Receivable for securities sold	918,197,938
Interest receivable	16,306,744
Premiums paid for open swaps	9,993,923
Unrealized appreciation on swaps	8,729,289
Receivable for Fund shares sold	2,339,643
Receivable from broker — variation margin on open futures contracts	2,027,583
Principal paydown receivable	332,820
Receivable for open swap contracts	283,091
Prepaid expenses	54,396
Other receivables	1,509
Total Assets	3,371,533,729

Liabilities:
Payable for securities purchased	1,122,502,117
Payable for Fund shares repurchased	24,581,399
Written options, at value (premium received $16,826,428)	18,850,861
Unrealized depreciation on swaps	16,123,793
Payable for open swap contracts	3,047,315
Premiums received for open swaps	1,410,031
Investment management fee payable	908,358
Distributions payable	394,069
Distribution fees payable	82,890
Directors’ fees payable	38,995
Accrued expenses	957,415
Total Liabilities	1,188,897,243
Total Net Assets	$2,182,636,486

Net Assets:
Par value (Note 7)	$191,081
Paid-in capital in excess of par value	2,783,153,115
Undistributed net investment income	8,859,515
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(422,488,865)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(187,078,360)
Total Net Assets	$2,182,636,486

See Notes to Financial Statements.

34	Western Asset Core Bond Portfolio 2010 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2010

Shares Outstanding:
Class IS1	9,543,106
Class I1	147,907,860
Class FI1	33,629,720

Net Asset Value:
Class IS1	$11.43
Class I1	$11.42
Class FI1	$11.42

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	35

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$146,547,224
Dividends	39,005
Total Investment Income	146,586,229

Expenses:
Investment management fee (Note 2)	13,191,860
Transfer agent fees (Note 5)	2,210,571
Distribution fees (Notes 2 and 5)	2,193,878
Custody fees	292,041
Directors’ fees	201,013
Legal fees	116,507
Audit and tax	83,226
Shareholder reports (Note 5)	78,611
Registration fees	36,056
Insurance	34,487
Miscellaneous expenses	7,398
Total Expenses	18,445,648
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(359,636)
Compensating balance arrangements (Note 1)	(1,065)
Net Expenses	18,084,947
Net Investment Income	128,501,282

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(21,786,602)
Futures contracts	(2,598,358)
Written options	5,842,598
Swap contracts	(30,808,503)
Net Realized Loss	(49,350,865)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	288,676,686
Futures contracts	(1,226,522)
Written options	834,697
Swap contracts	24,522,454
Change in Net Unrealized Appreciation (Depreciation)	312,807,315
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	263,456,450
Increase in Net Assets From Operations	$391,957,732

See Notes to Financial Statements.

36	Western Asset Core Bond Portfolio 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$128,501,282	$171,963,219
Net realized loss	(49,350,865)	(180,425,022)
Change in net unrealized appreciation (depreciation)	312,807,315	710,173,440
Increase in Net Assets From Operations	391,957,732	701,711,637

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(136,259,504)	(195,641,251)
Decrease in Net Assets From Distributions to Shareholders	(136,259,504)	(195,641,251)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	706,467,040	673,699,791
Reinvestment of distributions	131,840,806	185,690,447
Cost of shares repurchased	(2,527,804,893)	(1,717,476,952)
Decrease in Net Assets From Fund Share Transactions	(1,689,497,047)	(858,086,714)
Decrease in Net Assets	(1,433,798,819)	(352,016,328)

Net Assets:
Beginning of year	3,616,435,305	3,968,451,633
End of year*	$2,182,636,486	$3,616,435,305
* Includes undistributed net investment income of:	$8,859,515	$20,953,368

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	37

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2010	2009	2008[3]

Net asset value, beginning of year	$ 10.63	$9.09	$ 10.11

Income (loss) from operations:
Net investment income	0.47	0.48	0.15
Net realized and unrealized gain (loss)	0.82	1.61	(0.87)
Total income (loss) from operations	1.29	2.09	(0.72)

Less distributions from:
Net investment income	(0.49)	(0.55)	(0.30)
Total distributions	(0.49)	(0.55)	(0.30)

Net asset value, end of year	$11.43	$10.63	$9.09
Total return[4]	12.25%	23.72%	(7.08)%

Net assets, end of year (000s)	$109,098	$247,070	$240,681

Ratios to average net assets:
Gross expenses	0.44%	0.44%	0.45%[5]
Net expenses[6]	0.44 [7]	0.44	0.45 [5]
Net investment income	4.13	5.0	5.2 [5]

Portfolio turnover rate	406%	221%	141%[8]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Not annualized.

See Notes to Financial Statements.

38	Western Asset Core Bond Portfolio 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]		2008[3]	2007[3]	2006[3]

Net asset value, beginning of year	$10.62	$9.08	$10.54		$11.37	$11.05	$11.29

Income (loss) from operations:
Net investment income	0.46 [4]	0.48 [4]	0.42	[4]	0.58 [4]	0.55 [4]	0.49
Net realized and unrealized gain (loss)	0.82	1.61	(1.34)		(0.78)	0.34	(0.22)
Total income (loss) from operations	1.28	2.09	(0.92)		(0.20)	0.89	0.27

Less distributions from:
Net investment income	(0.48)	(0.55)	(0.54)		(0.58)	(0.57)	(0.51)
Net realized gains	—	—	—		(0.05)	—	(0.00) [5]
Total distributions	(0.48)	(0.55)	(0.54)		(0.63)	(0.57)	(0.51)

Net asset value, end of year	$11.42	$10.62	$9.08		$10.54	$11.37	$11.05
Total return[6]	12.20%	23.68%	(8.88)%		(1.88)%	8.23%	2.46%

Net assets, end of year (000s)	$1,689,352	$2,170,146	$2,558,597		$5,140,277	$4,975,052	$4,243,248

Ratios to average net assets:
Gross expenses	0.50%	0.49%	0.47%[7]		0.44%	0.47%	0.45%
Net expenses[8]	0.50	0.49	0.47	[7]	0.44	0.47	0.45
Net investment income	4.07	5.0	5.6	[7]	5.3	4.9	4.3

Portfolio turnover rate	406%	221%	141%[9]		455%	432%	540%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Bond Portfolio 2010 Annual Report	39

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2010	2009	2008[2]		2008[3]	2007[3]	2006[3]

Net asset value, beginning of year	$10.62	$9.08	$10.54		$11.37	$11.05	$11.29

Income (loss) from operations:
Net investment income	0.43 [4]	0.45 [4]	0.40	[4]	0.56 [4]	0.51 [4]	0.47
Net realized and unrealized gain (loss)	0.82	1.61	(1.34)		(0.79)	0.35	(0.22)
Total income (loss) from operations	1.25	2.06	(0.94)		(0.23)	0.86	0.25

Less distributions from:
Net investment income	(0.45)	(0.52)	(0.52)		(0.55)	(0.54)	(0.49)
Net realized gains	—	—	—		(0.05)	—	(0.00) [5]
Total distributions	(0.45)	(0.52)	(0.52)		(0.60)	(0.54)	(0.49)

Net asset value, end of year	$11.42	$10.62	$9.08		$10.54	$11.37	$11.05
Total return[6]	11.91%	23.37%	(9.06)%		(2.12)%	7.95%	2.19%

Net assets, end of year (000s)	$384,186	$1,199,219	$1,169,174		$1,627,400	$1,402,721	$360,819

Ratios to average net assets:
Gross expenses	0.79%	0.78%	0.77%[7]		0.69%	0.72%	0.70%
Net expenses[8]	0.75 [9]	0.75 [9]	0.72	[7,9]	0.69	0.72	0.70
Net investment income	3.85	4.7	5.3	[7]	5.1	4.6	4.1

Portfolio turnover rate	406%	221%	141%[10]		455%	432%	540%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	For the period April 1, 2008 through December 31, 2008.

[3]	For the year ended March 31.

[4]	Per share amounts have been calculated using the average shares method.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Not annualized.

See Notes to Financial Statements.

40	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Prior to April 2010, Class IS, Class I and Class FI shares were known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Shares in the Class FI bear a distribution fee. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Core Bond Portfolio 2010 Annual Report	41

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$794,809,629	$5,596,420	$800,406,049
Asset-backed securities	—	58,531,430	—	58,531,430
Collateralized mortgage obligations	—	524,257,225	—	524,257,225
Mortgage-backed securities	—	631,219,449	—	631,219,449
Municipal bonds	—	32,628,168	—	32,628,168
Sovereign bonds	—	17,759,193	—	17,759,193
U.S. government & agency obligations	—	100,644,592	—	100,644,592
U.S. treasury inflation-protected securities	—	85,520,899	—	85,520,899
Convertible preferred stocks	—	6,768,217	—	6,768,217
Preferred stocks	$875,587	226,727	—	1,102,314
Purchased options	117,338	4,396,819	—	4,514,157
Total long-term investments	$992,925	$2,256,762,348	$5,596,420	$2,263,351,693
Short-term investments†	—	140,265,681	—	140,265,681
Total investments	$992,925	$2,397,028,029	$5,596,420	$2,403,617,374
Other financial instruments:
Futures contracts	$788,086	—	—	$788,086
Total return swaps‡	—	$745,079	—	745,079
Credit default swaps on corporate issues — sell protection	—	1,911,293	—	1,911,293
Credit default swaps on corporate issues — buy protection	—	1,372,316	—	1,372,316
Credit default swaps on credit indices — sell protection‡	—	3,284,561	—	3,284,561
Credit default swaps on credit indices — buy protection‡	—	10,035,730	—	10,035,730
Total other financial instruments	$788,086	$17,348,979	—	$18,137,065
Total	$1,781,011	$2,414,377,008	$5,596,420	$2,421,754,439

42	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$2,194,556	$16,656,305	—	$18,850,861
Futures contracts	3,394,314	—	—	3,394,314
Interest rate swaps‡	—	14,910,517	—	14,910,517
Credit default swaps on corporate issues — sell protection	—	81,153	—	81,153
Credit default swaps on corporate issues — buy protection	—	81,399	—	81,399
Credit default swaps on credit indices — sell protection‡	—	114,675	—	114,675
Credit default swaps on credit indices — buy protection‡	—	971,847	—	971,847
Total	$5,588,870	$32,815,896	—	$38,404,766

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Preferred Stocks	Total
Balance as of December 31, 2009	—	$1,016,059	$1,016,059
Accrued premiums/discounts	—	—	—
Realized gain (loss)[1]	—	(7,390,758)	(7,390,758)
Change in unrealized appreciation (depreciation)[2]	—	8,028,735	8,028,735
Net purchases (sales)	—	(1,654,036)	(1,654,036)
Transfers into Level 3	$5,596,420	—	5,596,420
Transfers out of Level 3	—	—	—
Balance as of December 31, 2010	$5,596,420	—	$5,596,420
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	—	—	—

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party

Western Asset Core Bond Portfolio 2010 Annual Report	43

custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the

44	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the

Western Asset Core Bond Portfolio 2010 Annual Report	45

market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic

46	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swap are recognized as realized gains or losses in the Statement of Operations.

As disclosed in the Fair Values of Derivatives — Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2010 was $1,249,074. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $11,818,591. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $139,004,254 less the value of the contracts’ related reference obligations.

Credit default swaps.

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for

Western Asset Core Bond Portfolio 2010 Annual Report	47

credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps.

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps.

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the

48	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Swaptions. The Fund writes swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(l) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is

Western Asset Core Bond Portfolio 2010 Annual Report	49

determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(4,335,631)	$4,335,631

(a)

Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swaps contracts and book/tax differences in the treatment of various items.

50	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 0.50% and 0.75% for Class IS and Class FI shares, respectively. Western Asset also agreed to waive their advisory fee (which is paid by LMPFA, and not the Fund) under the Fee Cap. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent.

With respect to Class IS and Class FI shares, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

During the year ended December, 31, 2010, waivers and/or reimbursed expenses for the Fund amounted to $359,636. The maximum amounts subject to recapture are $1,171 and $1,219,520 for Class IS and Class FI shares, respectively.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$389,904,644	$12,875,176,374
Sales	1,237,942,784	13,746,551,798

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$100,912,078
Gross unrealized depreciation	(279,353,622)
Net unrealized depreciation	$(178,441,544)

Western Asset Core Bond Portfolio 2010 Annual Report	51

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	187	3/11	$46,549,258	$46,579,363	$30,105
U.S. Treasury 2-Year Notes	266	3/11	58,334,865	58,229,063	(105,802)
U.S. Treasury 10-Year Notes	3,327	3/11	399,970,407	400,695,563	725,156
U.S. Treasury Ultra Long-Term Bonds	900	3/11	117,458,097	114,384,375	(3,073,722)
					(2,424,263)
Contracts to Sell:
U.S. Treasury 5-Year Notes	683	3/11	80,187,116	80,401,906	(214,790)
U.S. Treasury 30-Year Bonds	535	3/11	65,369,699	65,336,874	32,825
					(181,965)
Net unrealized loss on open futures contracts					$(2,606,228)

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding December 31, 2009	330,544,160	$18,613,082
Options written	445,609,966	7,983,051
Options closed	(62,788,069)	(6,400,822)
Options exercised	(1,116)	(613,076)
Options expired	(373,883,201)	(2,755,807)
Written options, outstanding December 31, 2010	339,481,740	$16,826,428

At December 31, 2010, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC	$4,700,000	3/1/13	5.104% semi-annually	3-month LIBOR	—	$(428,539)
Banc of America Securities LLC	2,740,000	12/16/13	5.381% semi-annually	3-month LIBOR	—	(330,320)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% semi-annually	3-month LIBOR	—	(565,201)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi-annually	3-month LIBOR	—	(433,740)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi-annually	3-month LIBOR	—	(668,382)
Banc of America Securities LLC	91,600,000	2/15/25	4.295% semi-annually	3-month LIBOR	—	(5,178,808)
Barclay’s Capital Inc.	5,600,000	11/1/11	5.439% semi-annually	3-month LIBOR	—	(234,577)
Barclay’s Capital Inc.	3,550,000	6/25/12	5.060% semi-annually	3-month LIBOR	—	(235,078)
Barclay’s Capital Inc.	3,520,000	9/15/12	5.189% semi-annually	3-month LIBOR	—	(270,960)
Barclay’s Capital Inc.	16,960,000	11/20/19	3.900% semi-annually	3-month LIBOR	—	(933,277)

52	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc.	$3,020,000	8/15/13	5.023% semi-annually	3-month LIBOR	—	$(308,644)
Credit Suisse First Boston Inc.	3,290,000	3/15/14	5.131% semi-annually	3-month LIBOR	—	(390,888)
Credit Suisse First Boston Inc.	3,050,000	9/15/15	5.160% semi-annually	3-month LIBOR	—	(430,142)
Credit Suisse First Boston Inc.	2,420,000	3/1/17	5.335% semi-annually	3-month LIBOR	—	(386,651)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi-annually	3-month LIBOR	—	(828,617)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-month LIBOR	—	(684,191)
JP Morgan Chase & Co.	4,270,000	9/15/14	5.000% semi-annually	3-month LIBOR	—	(524,893)
JP Morgan Chase & Co.	24,000,000	3/17/20	3.600% semi-annually	3-month LIBOR	$32,270	(699,532)
Morgan Stanley & Co. Inc.	2,750,000	3/15/12	4.763% semi-annually	3-month LIBOR	—	(141,261)
Morgan Stanley & Co. Inc.	3,400,000	4/30/16	5.189% semi-annually	3-month LIBOR	—	(500,529)
Morgan Stanley & Co. Inc.	28,710,000	9/16/19	3.250% semi-annually	3-month LIBOR	(338,563)	176,090
RBS Greenwich	4,250,000	3/1/16	5.120% semi-annually	3-month LIBOR	—	(606,084)
Total	$228,840,000				$(306,293)	$(14,604,224)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2010[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	2.20%	2.930% quarterly	$49,398	—	$49,398
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	25,000,000	6/20/12	0.94%	0.720% quarterly	(81,153)	—	(81,153)
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,100,000	9/20/12	1.09%	6.100% quarterly	791,623	—	791,623
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,100,000	9/20/12	1.04%	6.000% quarterly	775,986	—	775,986
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	10,000,000	9/20/12	1.04%	2.750% quarterly	294,286	—	294,286
Total	$54,900,000				$1,830,140	—	$1,830,140

Western Asset Core Bond Portfolio 2010 Annual Report	53

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Home Depot Inc., 3.750%, due 9/15/09)	$2,740,000	12/20/13	0.635% quarterly	$(26,257)	—	$(26,257)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	4,400,000	12/20/15	0.730% monthly	8,187	—	8,187
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	4,120,000	12/20/16	1.040% quarterly	292,044	—	292,044
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	3,410,000	3/20/13	1.050% monthly	253,182	—	253,182
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	1.130% quarterly	(35,820)	—	(35,820)
Barclay’s Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	3,520,000	9/20/12	0.500% quarterly	1,479	—	1,479
Barclay’s Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	3,550,000	6/20/12	0.630% quarterly	5,772	—	5,772
Barclay’s Capital Inc. (Motorola Inc., 6.500%, due 9/1/25)	5,600,000	12/20/11	0.320% quarterly	3,218	—	3,218
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	3,050,000	9/20/15	0.900% quarterly	4,086	—	4,086
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	3,320,000	9/20/13	0.750% quarterly	86,104	—	86,104
Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.690% quarterly	58,346	—	58,346
Credit Suisse First Boston Inc. (Waste Management Inc., 7.375%, due 8/1/10)	3,290,000	3/20/14	0.490% quarterly	21,228	—	21,228
Deutsche Bank AG (Autozone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.580% quarterly	31,111	—	31,111
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	4,120,000	3/20/17	0.890% quarterly	159,326	—	159,326
JP Morgan Chase & Co. (Bell South Corp., 6.000%, due 10/15/11)	4,270,000	9/20/14	0.280% quarterly	(6,642)	—	(6,642)
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	5,460,000	3/20/12	0.360% quarterly	(8,436)	—	(8,436)
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	2,750,000	3/20/12	0.740% quarterly	(4,244)	—	(4,244)

54	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	$4,250,000	3/20/16	0.480% monthly	$3,288		—	$3,288
RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	450,538	8/25/45	2.550% monthly	444,945	[5]	—	444,945	*
Total	$69,090,538			$1,290,917		—	$1,290,917

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (PrimeX.FRM.1)	$10,754,359	7/25/36	4.420% monthly	$823,381		$996,591	$(173,210)
Credit Suisse First Boston Inc. (CDX IG HVOL 10)	18,106,602	6/20/13	3.500% quarterly	598,534		(119,062)	717,596
Credit Suisse First Boston Inc. (CDX IG HVOL 10)	4,013,319	6/20/13	3.500% quarterly	132,665		28,554	104,111
Goldman Sachs Group Inc. (CDX HY 9)	10,000,000	12/20/12	5.440% quarterly	886,803		—	886,803
Goldman Sachs Group Inc. (CDX HY 9)	4,360,000	12/20/12	2.000% quarterly	90,203		—	90,203
Goldman Sachs Group Inc. (CDX HY 9)	17,580,000	12/20/12	1.800% quarterly	294,214		—	294,214
Merrill Lynch & Co. Inc. (CDX HY 9)	4,580,000	12/20/12	2.300% quarterly	121,911		—	121,911
Merrill Lynch & Co. Inc. (CDX HY 9)	4,650,000	12/20/12	2.000% quarterly	96,203		—	96,203
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	2,780,000	2/17/51	0.350% monthly	(114,675)		(331,863)	217,188
RBS Greenwich (CDX IG HVOL 10)	7,279,974	6/20/13	3.500% quarterly	240,647		95,323	145,324
Total	$84,104,254			$3,169,886		$669,543	$2,500,343

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (CMBX 3 2007-1 AAA)	$3,620,000	12/13/49	0.080% monthly	$144,800	$215,880	$(71,080)
Banc of America Securities LLC (CMBX 3 2007-1 AAA)	1,740,000	12/13/49	0.080% monthly	69,600	67,058	2,542
Banc of America Securities LLC (CMBX 4 2007-2 AAA)	3,170,000	2/17/51	0.350% monthly	130,762	146,094	(15,332)
Barclays Capital Inc. (CDX IG HVOL 10)	9,333,300	6/20/13	3.500% quarterly	(308,523)	(187,887)	(120,636)

Western Asset Core Bond Portfolio 2010 Annual Report	55

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets (CMBX 3 2007-1 AAA)	$2,890,000	12/13/49	0.080% monthly	$115,600	$93,400	$22,200
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	2,180,000	12/13/49	0.080% monthly	87,200	107,811	(20,611)
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	1,850,000	12/13/49	0.080% monthly	74,000	91,005	(17,005)
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.960% monthly	2,635,875	2,033,752	602,123
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	8,920,000	12/13/49	0.080% monthly	356,800	432,842	(76,042)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	8,580,000	12/13/49	0.080% monthly	343,200	519,666	(176,466)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	3,750,000	12/13/49	0.080% monthly	150,000	177,290	(27,290)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	1,770,000	12/13/49	0.080% monthly	70,800	84,782	(13,982)
Goldman Sachs Group Inc. (CMBX 4 2007-2 AJ)	10,000,000	2/17/51	0.960% monthly	2,662,500	2,054,296	608,204
JP Morgan Chase & Co. (CDX IG HVOL 10)	20,066,595	6/20/13	3.500% quarterly	(663,324)	(432,127)	(231,197)
JP Morgan Securities Inc. (CMBX 3 2007-1 AAA)	1,710,000	12/13/49	0.080% monthly	68,400	65,901	2,499
Merrill Lynch & Co. Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.960% monthly	2,635,875	2,033,752	602,123
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA)	4,870,000	10/12/52	0.100% monthly	118,706	289,156	(170,450)
Morgan Stanley & Co. Inc. (CMBX 3 2007-1 AAA)	2,610,000	12/13/49	0.080% monthly	104,400	103,823	577
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	3,210,000	2/17/51	0.350% monthly	132,412	200,038	(67,626)
RBS Securities Inc. (CMBX 3 2007-1 AAA)	3,370,000	12/13/49	0.080% monthly	134,800	124,639	10,161
Total	$113,439,895			$9,063,883	$8,221,171	$842,712

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Received	Unrealized Appreciation
Banc of America Securities LLC	$3,620,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	$119,348	*
Barclays Capital Inc.	16,831,472	1/12/40	1-month LIBOR‡	IOS.FN30.400.09‡	$(444)	14,402	*
JPMorgan Securities Inc.	9,895,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	326,229	*
Morgan Stanley & Co. Inc.	4,080,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	134,514	*

56	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Received	Unrealized Appreciation
Morgan Stanley & Co. Inc.	$3,219,134	1/12/40	1-month LIBOR‡	IOS.FN30.400.09‡	$(85)	$2,754	*
RBS Securities Inc.	4,500,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	148,361	*
Total	$42,145,606				$(529)	$745,608

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Swap is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (see Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$4,514,157	—	$4,514,157
Futures contracts[3]	788,086	—	788,086
Swap contracts[4]	16,627	$17,332,352	17,348,979
Total	$5,318,870	$17,332,352	$22,651,222

Western Asset Core Bond Portfolio 2010 Annual Report	57

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Written options	$18,850,861	—	$18,850,861
Futures contracts[3]	3,394,314	—	3,394,314
Swap contracts[4]	14,910,517	$1,249,074	16,159,591
Total	$37,155,692	$1,249,074	$38,404,766

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(89,955)	—	$(89,955)
Written options	5,842,598	—	5,842,598
Futures contracts	(2,598,358)	—	(2,598,358)
Swap contracts	(10,803,069)	$(20,005,434)	(30,808,503)
Total	$(7,648,784)	$(20,005,434)	$(27,654,218)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(5,339,321)	—	$(5,339,321)
Written options	834,697	—	834,697
Futures contracts	(1,226,522)	—	(1,226,522)
Swap contracts	(9,037,717)	$33,560,171	24,522,454
Total	$(14,768,863)	$33,560,171	$18,791,308

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$3,681,179
Written options	19,200,189
Futures contracts (to buy)	943,393,066
Futures contracts (to sell)	410,781,903

58	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$344,616,923
Credit default swap contracts (to buy protection)	304,681,430
Credit default swap contracts (to sell protection)	504,627,532
Total return swap contracts	16,274,783

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $1,249,074. If a contingent feature would have been triggered as of December 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $22,666,208.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class FI shares calculated at an annual rate of 0.25% of the average daily net assets of the Class FI. Distribution fees are accrued and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports
Class IS1	—	$6,828	$2,080
Class I1	—	1,289,320	54,857
Class FI1	$2,193,878	914,423	21,674
Total	$2,193,878	$2,210,571	$78,611

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Waivers/ Reimbursements
Class IS1	$1,171
Class I1	—
Class FI1	358,465
Total	$359,636

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

Western Asset Core Bond Portfolio 2010 Annual Report	59

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class IS1	$7,162,194	$14,404,830
Class I1	92,660,574	120,818,761
Class FI1	36,436,736	60,417,660
Total	$136,259,504	$195,641,251

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

7. Capital shares

At December 31, 2010, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	4,285,326	$47,446,771	5,684,243	$54,085,912
Shares issued on reinvestment	602,991	6,741,670	1,381,067	13,529,293
Shares repurchased	(18,589,548)	(206,870,891)	(10,304,729)	(101,242,066)
Net decrease	(13,701,231)	$(152,682,450)	(3,239,419)	$(33,626,861)

Class I1
Shares sold	36,520,368	$411,720,290	41,315,602	$383,430,599
Shares issued on reinvestment	7,948,516	89,232,707	11,707,840	113,453,329
Shares repurchased	(100,877,774)	(1,139,885,312)	(130,449,505)	(1,181,617,166)
Net decrease	(56,408,890)	$(638,932,315)	(77,426,063)	$(684,733,238)

Class FI1
Shares sold	22,148,189	$247,299,979	24,695,986	$236,183,280
Shares issued on reinvestment	3,218,180	35,866,429	6,018,661	58,707,825
Shares repurchased	(104,626,937)	(1,181,048,690)	(46,551,286)	(434,617,720)
Net decrease	(79,260,568)	$(897,882,282)	(15,836,639)	$(139,726,615)

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class IS1	Class I1	Class FI1
Daily 1/31/2011	$0.033287	$0.033026	$0.030904

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

60	Western Asset Core Bond Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The tax character of distributions paid during the fiscal year ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$136,259,504	$195,641,251

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,938,069
Capital loss carryforward*	(406,214,779)
Other book/tax temporary differences(a)	(14,964,291)
Unrealized appreciation (depreciation)(b)	(190,466,709)
Total accumulated earnings (losses) — net	$(600,707,710)

*	As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2015	$(84,734,017)
12/31/2016	(33,885,094)
12/31/2017	(250,607,702)
12/31/2018	(36,987,966)
$(406,214,779)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Western Asset Core Bond Portfolio 2010 Annual Report	61

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2011

62	Western Asset Core Bond Portfolio

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 8, October 21 and October 28, 2010. At a meeting held on November 17, 2010, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset Core Bond Portfolio	63

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2010. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the one- and ten-year periods, but was slightly lower than its peer average for the three- and five-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was approximately equal to the average of the fees paid by funds in its peer group and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

64	Western Asset Core Bond Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Bond Portfolio	65

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage.

66	Western Asset Core Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).

Number of portfolios in fund complex overseen[2]	148
Other directorships held	N/A

Western Asset Core Bond Portfolio	67

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Kaprel Ozsolak 55 Water Street New York, NY 10041
Year of birth	1965
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time served[1]	Served since 2010
Principal occupations during the past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

68	Western Asset Core Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years

Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007- present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation- Linked Opportunities & Income Fund (2004-2009)

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Core Bond Portfolio	69

Officers cont’d
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the eight portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Corporation is an “Interested person” (as defined above) of the Corporation.

70	Western Asset Core Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	Daily
Payable date:	January 2010- December 2010
Interest from federal obligations	11.41%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Core Bond Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Core Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/11 SR11-1301

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $444,700 in 2009 and $456,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,500 in 2009 and $48,800 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2010, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in 2010.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of
Western Asset Funds, Inc.

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of
Western Asset Funds, Inc.

Date: February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date: February 25, 2011